UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2016

Sono-Tek Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-16035

New York	14-1568099
(State of Incorporation)	(I.R.S. Employer ID No.)

2012 Route 9W, Milton, New York	12547
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (845) 795-2020

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition.

Item 7.01: Regulation FD Disclosure

On May 24, 2016, Sono-Tek Corporation (the “Company”) issued a press release regarding its financial results for the year ended February 29, 2016 and providing results guidance for the Company’s fiscal quarter ending May 31, 2016, in the form attached as exhibit 99.1

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Christopher L. Coccio, the Company’s Chairman and Chief Executive Officer, R. Stephen Harshbarger, the Company’s President, and Stephen J. Bagley, the Company’s Chief Financial Officer, are currently compensated at the annual salaries of $150,000, $200,000 and $140,000, respectively. On May 19, 2016, Dr. Coccio and Mr. Harshbarger proposed a 50% salary reduction for the fiscal quarter beginning June 1, 2016 and ending August 31, 2016 and Mr. Bagley proposed a 15% salary reduction for the same period. The salary reduction was accepted by the Company’s Board of Directors on May 19, 2016.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2016, the Company’s Board of Directors approved an amendment to the Company’s By-Laws, effective immediately, to re-designate Article X as Article XI and to add a new Article X.

The new Article X provides that, unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the New York Business Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the state of New York, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article X.

The amended By-Laws of the Corporation reflecting this amendment is filed as Exhibit 3.1 to this report.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits

3.1 By-Laws of Sono-Tek Corporation, as amended

99.1 Press Release dated May 24, 2016.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO-TEK CORPORATION

By: /s/ Stephen J. Bagley

Stephen J. Bagley

Chief Financial Officer

May 24, 2016